UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2008
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25425	23-2934601
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 North Highway 31, Pennington, New Jersey	08534
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 737-0426
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 30, 2008, the Company issued a press release containing financial information regarding its results of operations and financial condition for the quarter ended March 31, 2008.
     The information in this report and the attached Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release dated April 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.
Dated: April 30, 2008	By:	/s/ David Merclean
David Merclean
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 30, 2008